UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 2, 2004
                                                        ----------------

                              Savoy Resources Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                        0-32103               84-1522003
-----------------------------           ------------         ------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number          Identification No.)


18826 Pagentry Place, Monument, Colorado 80132                     80132
----------------------------------------------                  ------------
  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code 800-507-2869
                                                   -------------


                    -----------------------------------------
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

     On December 2, 2004, Savoy Resources sold 2,000,000 units to Capitol Enterprises Limited at a purchase price of $0.15 per unit for gross proceeds of $300,000. Each unit consists of one share of common stock, one series A warrant exercisable to purchase one share of common stock at an exercise price of $0.30 per share and one series B warrant exercisable to purchase one share of common stock at an exercise price of $0.45 per share. Both the series A and B warrants are exercisable for a period of two years through December 1, 2006.

     In our opinion, the issuance and sale of the units in the transaction described above was exempt from registration under the Securities Act of 1933 in reliance upon Regulation S under the Securities Act of 1933. Capitol Enterprises is not, and at the time of the acquisition of the units was not, a "U.S. person" as defined in Regulation S under the Securities Act of 1933 and is not, and at the time of the acquisition of the units was not, acquiring the units for the benefit of a "U.S. person." Capitol Enterprises is the sole beneficial owner of the units issued to it, and Capitol Enterprises has not pre-arranged any sale with any purchaser or purchasers in the United States. Capitol Enterprises was outside the United States at the time of the purchase of the units. Capitol Enterprises represented its intention not to offer for sale, sell or otherwise transfer the units unless in accordance with the provisions of Regulation S under the Securities Act of 1933, pursuant to registration under the Securities Act of 1933 or pursuant to an available exemption from registration under the Securities Act of 1933, and appropriate legends were affixed to the stock certificates issued in the transaction. Capitol Enterprises had an opportunity to ask questions about us and had adequate access to information about us. The sale of the units did not involve the use of an underwriter and no commissions were paid in connection with the issuance or sale of the units.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number      Description of Exhibit


     99             Press release issued by the Registrant on December 2, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SAVOY CAPITAL RESOURCES CORP.
                                                  (Registrant)


Date:  December 3, 2004              By: /s/ Robert Slavik
                                         -----------------------------------
                                         Robert Slavik, President and Chief
                                         Executive Officer

                                  EXHIBIT INDEX


Exhibit Number       Description of Exhibit


          99         Press release issued by the Registrant on December 2, 2004